UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2008 (April 25, 2008)

Chemtura Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

199 Benson Road, Middlebury, Connecticut		06749
(Address of principal executive offices)		(Zip Code)

(203) 573-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Commencing in the first quarter of 2008, Chemtura Corporation (the “Company”) will reclassify the presentation of certain costs in its financial statements between selling, general and administrative (“SG&A”) and costs of goods sold for all periods presented.  These reclassifications are being made to reflect the deeper understanding the Company now has of its costs following improvements resulting from a review of  its cost review and analysis processes.  The reclassifications made from SG&A to cost of goods sold include increasing the allocation of insurance premiums and costs associated with the processing of customer orders.

It is the Company’s policy to improve the presentation of its financial statements to both reflect improvements in analysis and the evolution of its businesses.  These reclassifications will be consistently applied in future reporting periods.  The reclassifications between SG&A and cost of goods sold have no impact on the Company’s consolidated pretax income, income taxes, net income, total assets or total liabilities.

The Company is also revising allocation methodologies of its functional and other expenses between its segments. The new methodology supports the recent Company organizational changes to streamline decision making by providing each business responsibility for its own production facilities, operational forecasting, sourcing decisions, process excellence initiatives and technical development by now better aligning the functional and other expenses with the activities of the business.  These changes will drive a better understanding of the costs attributable to each business segment and thereby segment profitability.  The re-allocation of expense between segments and the reduction in general corporate expense have no impact on the consolidated results.

Additionally, the Company will now refer to its non-GAAP financial measures as the ‘managed basis’ presentation, as this more accurately reflects the purpose of the disclosures.  The Company believes the managed basis presentation provides useful information to investors and may assist them in evaluating the Company’s underlying performance and identifying operating trends.

The attached financial and statistical information has been prepared to reflect the reclassification and changes described above had they been applied for the years ended December 31, 2007 and 2006 and the quarters ended March 31, June 30, September 30 and December 31, 2007.  They are furnished herein in Exhibit 99.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

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(d)                              Exhibits

Exhibit Number	Exhibit Description

99.1	Historical Statement of Operations and Segment Information for the years ended December 31, 2007 and 2006 and the quarters ended March 31, June 30, September 30, and December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

By	/s/	Lynn A. Schefsky
Name:		Lynn A. Schefsky
Title:		Senior Vice President, General
Counsel and Secretary

Date: April 25, 2008

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Historical Statement of Operations and Segment Information for the years ended December 31, 2007 and 2006 and the quarters ended March 31, June 30, September 30, and December 31, 2007.